Financial liabilities	12 Months Ended
Dec. 31, 2025
Disclosure of financial liabilities [abstract]
Financial liabilities
Note 13. Financial liabilities

13.1. Details of financial liabilities
Accounting policies for financial liabilities are described in Note 15 - Financial instruments included in the statement of financial position and impact on income.

	As of December 31,
(in thousands of euros)	2025	2024
Lease liabilities – Short term	1,210	1,261
Repayable BPI loan advances - Short term	804	689
PGE Loans*	1,571	2,543
EIB Loan – Short term	725	430
Royalty Financing - Short term	—	—
Total current financial liabilities	4,309	4,924
Lease liabilities – Long term	1,889	2,969
Repayable BPI loan advances – Long term	136	1,258
PGE Loans*	—	1,547
EIB loan – Long term	47,717	40,204
Royalty Financing - Long term	41,269	—
Total non-current financial liabilities	91,010	45,978
Total financial liabilities	95,320	50,902
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
The table below shows the detail of changes in liabilities arising from financing activities, including both changes arising from cash flows and non-cash changes.

(in thousands of euros)	Lease Liabilities	Repayable BPI Loan Advances		PGE Loans		EIB Loan	Royalty Financing		Total
		Bpifrance advance	Curadigm Bpi advance	HSBC “PGE” (1)	Bpifrance “PGE” (1)
As of December 31, 2023	5,081	2,066	397	3,155	3,457	36,409	—		50,565
Principal received / New contracts	—	—	—	—	—	—	—		—
Decrease in loans and conditional advances	—	(500)	(75)	(1,250)	(1,250)	—	—		(3,075)
Interest paid	(170)	—	—	(48)	(66)	(697)	—		(811)
Payment of lease liabilities	(1,080)	—	—	—	—	—	—		(1,080)
Cash flows from (used in) financing activities	(1,250)	(500)	(75)	(1,298)	(1,316)	(697)	—		(5,136)
Indexation effect on current lease commitment	245	—	—	—	—	—	—		245
Impact of discounting and catch-up	(16)	12	20	(13)	(4)	(2,832)	—		(2,833)
Cumulative fixed interest expense accrual	—	28	—	48	62	1,670	—		1,808
Cumulative variable interest expense accrual	169	—	—	—	—	6,085	—		6,254
Non-cash from (used in) financing activities	398	40	20	35	58	4,923	—		5,474
As of December 31, 2024	4,230	1,606	342	1,891	2,198	40,635	—		50,902
Principal received / New contracts	82	—	—	—	—	—	40,167	[16]	40,249
Decrease in loans and conditional advances	—	(921)	(125)	(1,254)	(1,255)	—	—		(3,554)
Interest paid	(130)	—	—	(26)	(36)	(1,328)	—		(1,520)
Payment of lease liabilities	(1,195)	—	—	—	—	—	—		(1,195)
Cash flows from financing activities	(1,243)	(921)	(125)	(1,280)	(1,291)	(1,328)	40,167		33,981
Indexation effect on current lease commitment	—	—	—	—	—	—	—		—
Impact of discounting and catch-up	(19)	5	15	(7)	(2)	480	—		472
Cumulative fixed interest expense accrual	—	17	—	26	36	1,497	1,515		3,091
Cumulative variable interest expense accrual	130	—	—	—	—	7,158	—		7,288
Foreign exchange gain (loss)	—	—	—	—	—	—	(413)		(413)
Non-cash from financing activities	111	22	15	19	34	9,135	1,101		10,437
As of December 31, 2025	3,099	707	232	630	941	48,442	41,269		95,320
Of which current	1,210	707	97	630	941	725	—		4,309
Of which Non-Current	1,889	—	135	—	—	47,717	41,269		91,010
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
Lease Liabilities
Lease liabilities correspond to the discounted amount of the rentals to be paid over the lease terms for all outstanding contracts falling within the scope of IFRS 16. For the period presented, the main contracts relate to the buildings rented in Paris and in Villejuif.

Repayable BPI loan advances
The Company received repayable advance from Banque Publique d’Investissement (“Bpifrance”, formerly known as “OSEO Innovation”). The advance bears 1.56% interest. The repayment of the 2025 period amounts to €0.9 million while the remaining amount to be reimbursed corresponds to €0.7 million. As compared to the year ended 2024, the repayment amounted to €0.5 million while the amount to be reimbursed corresponded to €1.6 million (as detailed in table Note 13.2 - Due dates of the financial liabilities below).
In June 2020, the Company obtained by Curadigm SAS a €0.5 million conditional advance from Bpifrance, €0.4 million of which was received at the signature date. The advance is interest-free. The repayment of the 2025 period amounts to €125 thousand while the remaining amount to be reimbursed corresponds to €250 thousand. As compared to the year ended 2024, the repayment amounted to €75 thousand while the amount to be reimbursed corresponded to €342 thousand (as detailed in table Note 13.2 - Due dates of the financial liabilities below).

PGE loan (“Prêts Garantis par l’Etat”)
The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’Etat”, or “PGE” in France).
This loan is booked at amortized cost using an effective interest rate of 0.31%. Reimbursement of the loan started in September 2022 and will continue through mid-2026.
For both the years ended December 31, 2025 and 2024, €1.3 million was repaid yearly on the HSBC PGE loan.
On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a 6-year term and is 90% guaranteed by the French State. Starting after its first year anniversary, the Bpifrance PGE loan bears an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan is being reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026.
For both the years ended December 31, 2025 and 2024, €1.3 million was repaid yearly on the Bpifrance PGE loan.

EIB loan
Initial Contract
In July 2018, the Company obtained a fixed rate and royalties-based loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and would have been initially repaid in full in 2023. The cumulative fixed-rate interest related to this tranche was to be paid at the principal repayment date. The second tranche, with a nominal value of €14 million, was received in March 2019 and was initially to be repaid between 2021 and 2024. The cumulative fixed-rate interest related to this second tranche was initially to be paid twice a year together with the principal due.
The specific conditions for the third tranche were not fulfilled before the July 31, 2021 deadline. Accordingly, the third tranche is no longer available to the Company.
Amendment Agreement
Pursuant to the Amendment Agreement signed on October 18, 2022, as described in Note 4.4 - Financing Agreement with the European Investment Bank (“EIB”), the Company determined that the modifications to the agreement are substantial and it is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9.
Therefore the Company estimated the fair value of the new debt that shall be recorded as a liability at the Amendment Agreement date. The fair value of the new debt was equal to the present value of the probable future cash flows based on management business plan using an average discount rate representing the prevailing market conditions at date. The estimation involved projecting debt cash outflows based on net sales included in the business plan as determined by the Company's strategic outlook:

•Fixed flows, including principal repayments and interest payments at a fixed rate are consistent with the payments of a standard corporate borrowing or bond. To estimate the present value of these fixed flows, the Company has determined a discounting rate consisting of a base rate and a credit spread. The base rate was estimated by considering EUR-denominated interest rate swaps at different maturities matching principal and interest payments at financing date (October 18, 2022), while the credit spread was determined by considering corporate bond spread curves of American and European healthcare groups at financing date, assuming a CCC rating for the Company. The average between EUR and USD curves was retained due to the Company’s international operations, and the high volatility of the EUR curve was also taken into account. The discount rate for fixed flows ranged from 14.95% to 16.09%, depending on the maturity, with the new financing denominated in euro.
•Future royalty payments to EIB depend on the Company’s net sales forecast and therefore depends on its financial performance. Accordingly, in order to estimate the present value of royalty repayments to EIB, the expected cash outflows were adjusted according to a global probability of success, and the Company has retained a Weighted Average Cost of Capital (“WACC”) applicable to the Company, which is traditionally used to discount future operating cash flows which are exposed to standard operating risk (without taking into account the risk of unsuccessful development of studies which is already captured in the cashflows). Using a detailed calculation methodology, the Company has estimated the WACC on October 18, 2022 at 30%.

The combination of the above results is an average discount rate of 21.3%.

Consequently, for the year ended December 31, 2022, the Company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million). After initial recognition of the new debt, this financial liability will be measured at amortized cost based on an average discount interest rate of 21.3%.

During the year ended December 31, 2024, the variations in the EIB’s debt are mainly due to a €7.8 million increase in accrued fixed and variable interests, partially offset by the interest repayments of €0.7 million and by a net impact of €2.8 million corresponding (i) to the accretion impact due to increase in estimated debt outflows beyond 2023 of €11.3 million (before discounting effect) linked to the revised unadjusted forecasts of net sales and milestone considerations as per Janssen license agreement, and (ii) to the decrease linked to the discounting effect of €14.2 million.
The Company accounted for the debt at amortized cost using the original EIR at 21.30%.
The expected royalty payments, previously estimated at €32.4 million as of December 31, 2022, have been updated to €36.6 million as of December 31, 2023, due to the revised sales forecasts. As of December 31, 2024, the royalty payments to be made in the future are now estimated at €47.5 million, reflecting the latest revisions made to the sales forecasts in 2024.

As of December 31, 2024, the fair value of the loan amounts to €43.1 million, with a market rate of 19.65%.

2025 EIB Agreements

Pursuant to the 2025 EIB Agreements signed in October and November 2025, as described in Note 4.4 - Financing Agreement with the European Investment Bank (“EIB”), the Company determined that none of these amendments neither changed the main terms of the debt nor materially altered expected cash flows, the Company concluded that these amendments do not result in a derecognition of the existing liability from a qualitative standpoint. A quantitative test has also been performed to assess the impact on the net present value of the remaining cash flows.
Based on qualitative and quantitative assessments performed, the Company concluded that these events did not trigger the extinguishment of the debt. As a result, the Company continued to account for the debt at amortized cost using the original EIR of 21.30%.
As of December 31, 2025, the Company accounted for the debt at amortized cost using the original EIR of 21.3% and assessed the estimated debt outflows as per the EIB Agreements in accordance with the revised forecasts of unadjusted annual sales relating to JNJ-1900 (NBTXR3).
The EIB loan amounts to €48.4 million as of December 31, 2025 compared to €40.6 million as of December 31, 2024. The increase of €7.8 million over the year ended December 31, 2025 is comprised of:
• fixed and variable interest expense accrual for an amount of €8.7 million, and
• the P&L net negative impact of accretion and discounting on EIB loan of €0.5 million corresponding to;
(i) the increase in estimated debt outflows beyond 2025 - before discounting effect - for a €10.4 million negative P&L effect
(ii) offset by €9.9 million of discounting (positive effect).
which are partially offset by
• the interest repayments of €1.3 million in accordance with the repayment schedule.

As of December 31, 2025 the fair value of the debt is estimated at €52.7 million.
In estimating the fair value of the debt, the Company used a credit rating of B/CCC. which resulted in a fair value market discount rate of 18.71%.
Sensitivity

The Company conducted a sensitivity analysis, changing the key assumptions used to determine the amortized cost and the fair value of the EIB loan :

• Debt at amortized cost - sensitivity

•Commercialization date sensitivity analysis
With constant average discount rate and cumulative net sales:

(in thousands of euros)	As of December 31, 2025
Commercialization date sensitivity	Total debt at amortized cost	P&L impact	Total impact
Base date	48,442	—	—
1 year after *	41,984	6,457	6,457
(*) one year postponement versus first year of commercialization
•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date:

(in thousands of euros)	As of December 31, 2025
Cumulated net sales sensitivity	Total debt at amortized cost	P&L impact	Total impact
Net sales -10%	47,514	927	927
Base cumulated net sales	48,442	—	—
Net sales +10%	49,369	(927)	(927)

•Debt at fair value - sensitivity
•Commercialization date sensitivity analysis
With the same average discount rate and cumulated net sales:

(in thousands of euros)	As of December 31, 2025
Commercialization date sensitivity	Total debt at fair value	Fair Value impact	Total impact
Base date	52,730	—	—
1 year after *	48,651	4,078	4,078
(*) one year postponing versus first year of commercialization
•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date:

(in thousands of euros)	As of December 31, 2025
Cumulated net sales sensitivity	Total debt at fair value	Fair Value impact	Total impact
Net sales -10%	52,097	633	633
Base cumulated net sales	52,730	—	—
Net sales +10%	53,363	(633)	(633)
Royalty Financing Agreement
Initial measurement and subsequent amortized cost measurement
The Royalty Financing Agreement is classified as a financial liability in accordance with IFRS 9, initially recognized at fair value equal to the transaction price at initial recognition, defined as the best evidence of the fair value of a financial instrument (IFRS 9.5.1.1, IFRS 9.B5.1.2A and IFRS 13) and consequently measured at amortized cost using the effective interest rate method. See note 4.6 - Royalty Financing Agreement for further details.

–At each revision of estimates of cash flows, the gross carrying amount of the debt will be recalculated using the original effective interest rate, in accordance with IFRS 9.B5.4.6 : If an entity revises its estimates of payments or receipts (excluding modifications in accordance with paragraph 5.4.3 and changes in estimates of expected credit losses), it shall adjust the gross carrying amount of the financial asset or amortized cost of a financial liability (or group of financial instruments) to reflect actual and revised estimated contractual cash flows. The entity recalculates the gross carrying amount of the financial asset or amortized cost of the financial liability as the present value of the estimated future contractual cash flows that are discounted at the financial instrument’s original effective interest rate. The adjustment is recognized in profit or loss as income or expense.

–To determine the appropriate accounting treatment for the Royalty Financing Agreement, the Company conducted a comprehensive analysis in accordance with IFRS 9. The contractual cash-flows are indexed to non-financial variables specific to a party – specifically, the Company’s unadjusted revenues derived from: (i) royalties (ii) regulatory milestones and (iii) commercial milestones. Therefore, the Company has elected to consider that contracts dependent on a non-financial variable specific to a party are excluded from the IFRS 9 definition of a derivative. As such, the financial liability arising from Royalty Financing Agreement does not meet the definition of a derivative, nor does it contain any embedded derivative to be bifurcated or that is not closely related to the instrument.

Additionally, the Royalty Financing Agreement is denominated in USD which is different from the functional currency (i.e. Euro). In accordance with IAS 21, it will be remeasured at each quarterly reporting date using the closing USD/EUR exchange rate.

Key assumptions and scenarios

Amount recognized as of December 31, 2025

Based on the following management assumptions - which remain consistent with those applied at initial recognition (i.e. upon receipt of the $50 million (€42.9 million) initial installment), given the short time period between the transaction and the reporting dates, the Company has prepared an unadjusted sales and milestone forecast to serve as the basis for the valuation of the HCRx bonds and the related repayment schedule:

The Company assumes it will receive the $21 million second installment in December 2026 as it does not forecast a failure of either of the two conditions related to this second installment. One of the drawdown conditions[17] has already been fulfilled, namely that there has been no failure to advance the NSCLC Phase 2 CONVERGE trial to either Part 2 of CONVERGE or a Phase III NSCLC trial.
In addition, the Company has never experienced a clinical hold on JNJ-1900 (NBTXR3) in any of its prior trials, and clinical holds are generally rare. Although Nanobiotix does not have access to Janssen’s blinded study data and therefore cannot directly monitor potential issues, management is not aware of any information suggesting a future hold. Lastly, there are no performance or development milestones attached to this payment.
As of December 31, 2025, the Company accounted for the debt at amortized cost using the original annual EIR of 52% and assessed the estimated debt outflows as per the HCRx Agreements in accordance with the revised forecasts of unadjusted annual sales relating to JNJ-1900 (NBTXR3). Consequently, the HCRx Royalty Financing amounts to €41.3 million as of December 31, 2025.
As of December 31, 2025, the Company has measured the fair value of the Royalty Financing financial liability comprising of milestone payments and revenue-based royalties payments. The resulting expected cash outflows were adjusted according to probability of success and discounted to present value using an average discounting rate, specific to the nature of future cash flows.

The Company has discounted cash flows based on the nature of those cash flows, resulting in an effective overall discount rate. Further, given that there are up to two instalments related to the Royalty Financing, the Company has estimated the fair value of the debt based on both instalments.

–Future milestone payments to HCRx depend on the successful completion of regulatory, development, and commercial milestones as stated in the Janssen Global License Agreement, and the Management has estimated the expected amount and timing of these milestone payments as per contractual terms. Since these cash outflows are based on achievement of contractual targets and are not exposed to commercial risks such as pricing, competition, or market access and penetration, the Company has discounted these future cash flows using a cost of debt applicable to the Company.
–As future royalty-based payments to HCRx depend on the Company’s net sales forecasts, the Management has provided its best estimate regarding amounts and timing of these royalties payments as per contractual terms. Accordingly, in order to estimate the present value of royalty-based payments, the Company has retained a Weighted Average Cost of Capital (“WACC”) applicable to the Company, which is traditionally used to discount future operating cash flows which are exposed to standard operating risk

As of December 31, 2025, the fair value of the debt considering both instalments is valued at €40.3 million at an effective average discount rate of 15.7%.

Sensitivity

The most sensitive variable with respect to the valuation of the obligation owed to HCR is related to timing of repayment and, particularly, whether the initial fixed amount multiple is 175% (if repaid before December 31, 2030) or 250% (if repaid after December 31, 2030). To that end, the Company tested a scenario in which all cash inflows were delayed by one year. In this scenario, the Company still achieves the lower, 175% multiple before 2030 and pays the same amount to HCRx as in the base case scenario, with the final repayment occurring one year later.

13.2. Due dates of the financial liabilities

The due dates for repayment of the financial liabilities at their nominal value and including fixed rate interests and future variable interest payments have been estimated based on the milestone and royalties forecasts at the reporting date and are presented as follows:

	As of December 31, 2025
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
Bpifrance	716	—	—	—	716
Curadigm interest-free Bpifrance advance	100	150	—	—	250
HSBC “PGE” (1)	631	—	—	—	631
Bpifrance “PGE” (1)	948	—	—	—	948
EIB fixed rate loan	824	19,099	46,421	43,149	109,492
HCR Royalty Financing	—	105,949	21,754	101,106	228,809
Lease liabilities	1,289	1,299	656	—	3,243
Total	4,508	145,037	72,637	161,949	344,089
(1) The Company plans according to contractual terms to reimburse the two “PGE” (“Prêts garantis par l’Etat” or state-guaranteed loans) from HSBC and BPI over 5 years with a deferral of 1 year (last reimbursement being in 2026).

	As of December 31, 2024
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
Bpifrance	800	837	—	—	1,637
Interest-free Bpifrance loan	—	—	—	—	—
Curadigm interest-free Bpifrance advance	100	200	75	—	375
HSBC “PGE” (1)	1,272	631	—	—	1,903
Bpifrance “PGE” (1)	1,289	948	—	—	2,237
EIB fixed rate loan	467	19,942	40,784	39,196	100,389
Lease liabilities	1,282	2,131	866	216	4,495
Total	5,210	24,689	41,725	39,412	111,036
(1)”The Company will reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026)

The debt obligations indicated above relate to the fixed and variable rate interests and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, Royalty Financing, PGE loans and the lease liabilities. These amounts reflect the committed amounts under those contracts as of December 31, 2025.
As of December 31, 2025, the table above indicates that the EIB loan's total expected cash outflows (undiscounted) are €109.5 million, which includes :
•€33.4 million for the principal and fixed rate interest to be paid over the term of the loan,
•€18.1 million remaining milestones to be prepaid under the following mechanisms as described in Note 4.4 - :Financing Agreement with the European Investment Bank (“EIB”)
•€57.9 million for the estimated royalty payments to be made in the future, based on the forecasted sales expected to be generated by the Company’s partners during the six-year period beginning upon JNJ-1900 (NBTXR3) commercialization. (See Notes 4.4 - Financing Agreement with the European Investment Bank (“EIB”) and 13.1 - Detail of the financial liabilities).
As of December 31, 2024, the table above indicates that the EIB loan's total expected cash outflows (undiscounted) are €100.4 million, which includes €33.9 million for the principal and fixed rate interest to be paid over the term of the loan, €19.0 million of milestones still to be paid under the Milestone advance payments mechanism schedule which will require prepayments equal to a tiered low single digit percentage of future equity or debt financing transactions raising up to an aggregate of €100 million, on a cumulative basis, increasing to a mid-single digit percentage for such financings greater than €100 million, and €47.5 million for the estimated royalty payments to be made in the future, based on the forecasted sales expected to be generated by the Company’s partners during the six-year period beginning upon NBTXR3 commercialization. See Notes 4.4 - Financing Agreement with the European Investment Bank (“EIB”) and 13.1. Details of financial liabilities).
As of December 31, 2025, the table above indicates that the Royalty Financing total expected cash outflows (undiscounted) are $268.9 million (€228.8 million) which includes :
–Initial fixed return amount: $124.25 million (€105.7 million), corresponding to an amount equivalent to 175% of the aggregate subscription price ($71 million), expected to be settled in December 2028.
–Tail period: Following the cash-flow projections, it begins in 2028 until the effective final maturity date in 2038.
–Which result in a total repayment $268.9 million (€228.8 million)debt obligation.

All assumptions regarding future funding and cash-flow projections are subject to periodic review at each reporting date. Changes in estimates will result in catch-up adjustments to the carrying amount of the liability and corresponding adjustment in the income statement under the effective interest rate method.